SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2007

ASTEA INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Gibraltar Road
Horsham, Pennsylvania 19044
(Address of principal executive offices, including zip code)

(215) 682-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

ITEM 4.01.  Changes in Registrant’s Certifying Accountant

On June 7, 2007, BDO Seidman, LLP (“BDO”) notified Astea International Inc. (the “Company”) that it was resigning as the Company’s independent auditor effective immediately.

BDO’s report on the financial statements for the fiscal years ended December 31, 2006 and 2005, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee of the Company’s Board of Directors was informed of, but did not recommend or approve, BDO’s resignation. The Audit Committee is currently evaluating other firms for engagement as the Company’s independent auditor.

During the Company’s fiscal years December 31, 2006 and 2005, and the subsequent interim periods preceding BDO’s resignation, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with their report.

Reportable Event:

As previously disclosed in our annual report on Form 10-K for the year ended December 31, 2006, in connection with the completion of its audit of and the issuance of an unqualified report on the Company's consolidated financial statements for the fiscal year ended December 31, 2006, BDO communicated to the Company's Audit Committee that the following matter involving the Company's internal controls and operations was considered to be a material weakness, as defined under standards established by the Public Company Accounting Oversight Board:

The Company does not maintain sufficiently detailed documentation regarding how modifications to its standard software license terms (and the related accounting impact, if any) comply with provisions in US GAAP, namely SOP 97-2 Software Revenue Recognition and SOP 98-9 Modification of SOP 97-2 Software Revenue Recognition with Respect to Certain Transactions and related practice aids issued by the American Institute of Certified Public Accountants (AICPA).

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected by the entity’s internal control.

The Company is in the process of expanding its internal contract documentation procedures in order to completely correct the material weakness identified.

The Company provided BDO with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of BDO’s letter regarding the change in certifying accountant.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits. The following item is filed as an exhibit to this report:

16.1	Letter of BDO Seidman, LLP regarding resignation as certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEA INTERNATIONAL INC.

Dated: June 11, 2007	By: /s/ Rick Etskovitz
Chief Financial Officer